SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 3, 1994

NYNEX CORPORATION

A Delaware           Commission File         I.R.S. Employer Identification
Corporation          Number 1-8608           No. 13-3180909

1113 Westchester Avenue, White Plains, New York 10604
Telephone number (914) 644-6400

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Form 8-K                                            NYNEX Corporation
March 3, 1994

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits:

The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statements (Nos. 33-51147 and 33-51147-01, which also constitute Post-Effective Amendment No. 1 to Nos. 33-34401 and 33-34401-01, respectively) on Form S-3 of NYNEX Capital Funding Company, Issuer, and NYNEX Corporation, Guarantor, as coregistrants and are filed herewith for incorporation by reference in such Registration Statements.


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Form 8-K                                                NYNEX Corporation
March 3, 1994

                               Index to Exhibits

Exhibit Number
Per Item 601
of Regulation S-K           Description of Document

1-b         Form of Selling Agency Agreement, dated March 3, 1994, among NYNEX
Capital Funding Company, NYNEX Corporation, Lehman Brothers, Lehman Brothers Inc. (including its affiliate Lehman Special Securities Inc.), J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

4-a         Form of Medium Term Notes, Series B

4-b         Form of Certificate dated March 4, 1994, from an Authorized Officer of NYNEX Capital Funding Company (Issuer) pursuant to Sections 201 and 301 of the Indenture dated as of April 1, 1994, as amended by a first Supplemental Indenture dated as of March 3, 1994
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Form 8-K                                       NYNEX Corporation
March 3, 1994

                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYNEX Corporation



                                   /s/ Maria Lauritano
                                By_____________________
                                  Maria Lauritano
                                  Assistant Comptroller




March 4, 1994